Exhibit 10.1

EXECUTION VERSION

PRIVILEGED AND CONFIDENTIAL

PROVIDED AS PART OF SETTLEMENT DISCUSSIONS

SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE

AND ALL BANKRUPTCY AND STATE LAW EQUIVALENTS

THIRD AMENDMENT TO PLAN SUPPORT AGREEMENT REGARDING

CURATIVE HEALTH SERVICES, INC. AND ITS SUBSIDIARIES

THIS THIRD AMENDMENT TO PLAN SUPPORT AGREEMENT (this “Amendment”), is entered into as of March 15, 2006, by and among (a) Curative Health Services, Inc., and its subsidiaries(1) (collectively, the “Company” or “Curative”); and (b) the holders (or investment managers or advisers for the beneficial owners) identified on Schedule 1 (the “Supporting Noteholders”) of the Curative Health Services, Inc. $185 million 10 3/4% Senior Notes Due 2011 (the “Senior Notes”) who are Parties (or their successors) to that Plan Support Agreement, dated as of December 2, 2005 (as amended, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, the Agreement was amended on December 14, 2005, and on February 3, 2006.

WHEREAS, the Agreement contains a provision stating that all obligations under the Agreement shall automatically terminate if the Company fails to file the Plan with the Bankruptcy Court by March 15, 2006.

WHEREAS, Curative and the Supporting Noteholders wish to extend the date by which the Company must file the Plan as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto hereby agrees as follows:

1.                                       Amendments. The Agreement is hereby amended as follows:

(a) Section 7(iii) of the Agreement is hereby amended by replacing the phrase “the Company fails to file the Plan with the Bankruptcy Court by March 15, 2006” with the phrase “the Company fails to file the Plan with the Bankruptcy Court by March 28, 2006.”

(1) The subsidiaries which are parties to this Agreement are:  Apex Therapeutic Care, Inc., eBioCare.com, Inc., CHS Services, Inc., Hemophilia Access, Inc., Infinity Infusion, LLC, Infinity Infusion II, LLC, Infinity Infusion Care, Ltd., Curative Health Services of New York, Inc., Optimal Care Plus, Inc., MedCare, Inc., Critical Care Systems, Inc., Curative Health Services Co., Curative Health Services III Co., and Curative Pharmacy Services, Inc.

2.                                       No Further Effect. Nothing in this Amendment shall be deemed to amend, modify, supplement, waive, discharge or terminate or otherwise alter the Agreement or any term or condition thereof or any Exhibit or Schedule thereto, or any remedy available thereunder, in any manner other than as expressly stated in Section 1 hereof.

3.                                       Counterparts; Fax Signatures. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart.

4.                                       Governing Law. Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state.

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be executed and delivered by its duly authorized officers as of the date first written above.

[Remainder of page intentionally blank; signature pages follow]

CURATIVE HEALTH SERVICES, INC.,
a Minnesota corporation formerly known as Curative Holding Co.

By:
Name:
Title:
Date:

EBIOCARE.COM, INC.

By:
Name:
Title:
Date:

HEMOPHILIA ACCESS, INC.

By:
Name:
Title:
Date:

APEX THERAPEUTIC CARE, INC.

By:
Name:
Title:
Date:

CHS SERVICES, INC.

By:
Name:
Title:
Date:

CURATIVE HEALTH SERVICES OF NEW YORK, INC.

By:
Name:
Title:
Date:

OPTIMAL CARE PLUS, INC.

By:
Name:
Title:
Date:

INFINITY INFUSION, LLC

By: Curative Health Services Co., its Sole Member

By:
Name:
Title:
Date:

INFINITY INFUSION II, LLC

By: Curative Health Services Co., its Sole Member

By:
Name:
Title:
Date:

INFINITY INFUSION CARE, LTD.

By: Infinity Infusion II, LLC, its Sole General Partner

By: Curative Health Services Co., the Sole Member of Infinity Infusion II, LLC

By:
Name:
Title:
Date:

MEDCARE, INC.

By:
Name:
Title:
Date:

CURATIVE PHARMACY SERVICES, INC.

By:
Name:
Title:
Date:

CURATIVE HEALTH SERVICES CO.,
a Minnesota corporation formerly known as Curative Health Services, Inc.

By:
Name:
Title:
Date:

CRITICAL CARE SYSTEMS, INC.

By:
Name:
Title:
Date:

CURATIVE HEALTH SERVICES III CO.

By:
Name:
Title:
Date:

SCHEDULE 1

Supporting Noteholders

1.          AIG Global Investment Corp., as advisor and sub-advisor for certain funds and accounts.

2.          Barclays Bank PLC

3.          BlackRock Financial Management, Inc., as Investment Advisor/Sub-Advisor to various accounts.

4.          Merrill Lynch, Pierce, Fenner & Smith Incorporated (but only in its capacity as the holder of Senior Notes for the account of the Merrill Lynch Principal Credit Group; this Agreement shall not bind or otherwise apply to Merrill Lynch, Pierce, Fenner & Smith Incorporated in any other capacity or with respect to any other Senior Notes that may be held by it)

5.          RCG Carpathia Master Fund, Ltd.

AIG Global Investment Corp. (as advisor and sub-advisor for certain funds and accounts)

By:
Name:
Title:
Date:

Barclays Bank PLC

By:
Name:
Title:
Date:

BlackRock Financial Management, Inc. (as Investment Advisor/Sub-Advisor to various accounts)

By:
Name:
Title:
Date:

Merrill Lynch, Pierce, Fenner & Smith
Incorporated (but only in its capacity as the
holder of Senior Notes for the account of the
Merrill Lynch Principal Credit Group; this
Agreement shall not bind or otherwise apply to
Merrill Lynch, Pierce, Fenner & Smith
Incorporated in any other capacity or with
respect to any other Senior Notes that may be
held by it)

By:
Name:
Title:
Date:

RCG Carpathia Master Fund, Ltd.

By:
Name:
Title:
Date: